Exhibit 99.2
                                 ------------
               CSC Computational Materials dated March 23, 2005.

                                                                       EX.99.2

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                  Computational Materials for
SECURITIES CORPORATION                        CWHEQ Revolving Home Equity Loan
  A Countrywide Capital Markets Company            Trust, Series 2005-B
-------------------------------------------------------------------------------



                              ABS New Transaction

                           Computational Materials
                           -----------------------

                                $1,800,000,000
                                 (Approximate)


                                  CWHEQ, Inc.
                                   Depositor

                    CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                Series 2005-B


                    Revolving Home Equity Loan Asset Backed
                             Notes, Series 2005-B



                               [GRAPHIC OMITTED]
                                  HOME LOANS
                          Sponsor and Master Servicer

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                  Computational Materials for
SECURITIES CORPORATION                        CWHEQ Revolving Home Equity Loan
  A Countrywide Capital Markets Company            Trust, Series 2005-B
-------------------------------------------------------------------------------

The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                  Computational Materials for
SECURITIES CORPORATION                        CWHEQ Revolving Home Equity Loan
  A Countrywide Capital Markets Company            Trust, Series 2005-B
-------------------------------------------------------------------------------


                                                       Prepared: March 4, 2005

                         $1,800,000,000 (Approximate)

                   Revolving Home Equity Loan Trust (2005-B)

         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2005-B
         ------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
Class      Approximate          Note Rate            WAL            Payment Window            Last Scheduled      Expected
             Amount (1)                            (Years)        (Months) Call/Mat (2)         Payment Date        Rating
                                                 Call/Mat (2)                                                     (S&P/Moody's)
--------------------------------------------------------------------------------------------------------------------------------
1-A          $757,524,000                                          Not Offered Herein
--------------------------------------------------------------------------------------------------------------------------------
2-A        $1,042,476,000     LIBOR + [18](3)    2.22 / 2.38          1-66 / 1-136           March 2030              AAA / Aaa


Total     $1,800,000,000
--------------------------------------------------------------------------------------------------------------------------------


(1)  Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40% CPR and a 10% draw rate, with respect to the Mortgage Loans and a settlement date of March 30, 2005.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[GRAPHIC OMITTED] Countrywide(R)
---------------------------------
SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
----------------------------------------------------------------------------------------------------------------------------------

Transaction Participants
------------------------
Underwriter:                  Countrywide Securities Corporation (Lead Manager).

Sponsor and Master Servicer:  Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                    CWHEQ, Inc. (a limited purpose finance subsidiary of Countrywide Financial Corporation).

Custodian:                    Treasury Bank, National Association (an affiliate of the Sponsor and Master Servicer).

Note Insurer:                 Financial Guaranty Insurance Company ("FGIC").

Indenture Trustee:            JPMorgan Chase Bank, National Association.

Owner Trustee:                Wilmington Trust Company.

Relevant Dates
--------------

Expected Closing Date:        March 30, 2005.

Expected Settlement Date:     March 30, 2005.

Cut-off Date:                 March 24, 2005.

Interest  Period:             Except with respect to the first Payment Date, the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment
                              Date and ending on the day prior to such Payment Date. For the first Payment Date, the
                              Notes will accrue interest from the Closing Date through May 15, 2005.

Payment Date:                 The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing May 16, 2005.


Collection Period:            With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of April 2005

The Mortgage Loans
------------------

Description of
Mortgage Loans:               The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the
                              "Group 1 Mortgage Loans", "Group 2 Mortgage Loans", and each, a "Loan Group"). The Group 1
                              Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate. The
                              Group 2 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate. The original principal balance of each class of Notes will exceed the aggregate Cut-off Date principal balance of the Mortgage Loans in the related Loan
                              Group transferred to the Trust on the closing date.




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[GRAPHIC OMITTED] Countrywide(R)
---------------------------------
SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
----------------------------------------------------------------------------------------------------------------------------------
                              The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of at least $1.77 billion (subject to a variance of +/- 10%). The information presented in these Computational Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of Mortgage Loans as of
                              February 27, 2005. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the
                              Closing Date.

HELOC Amortization:           The Mortgage Loans are adjustable rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw
                              Period. A relatively small number of HELOCs are subject to a five (5), ten (10) or twenty (20)
                              year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments. None of the Group 1 Mortgage Loans and approximately 0.05% of the Group 2 Mortgage Loans in the statistical pool, respectively, require a balloon repayment at the end of the Draw Period.

Cut-off Date Balance:         The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.


The Notes
---------

Description
of the Notes:                 The Class 1-A and Class 2-A Notes (together, the "Notes") will be issued by CWHEQ
                              Revolving Home Equity Loan Trust, Series 2005-B (the "Trust"). As of the Closing Date, the
                              aggregate principal balance of both classes of the Notes will be $1,800,000,000 (subject to a permitted variance of +/- 10%).

Federal Tax Status:           It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                 The Notes will be available in book-entry form through DTC, Clearstream and the Euroclear
                              System.

Note Rate:                    Except as noted below, each class of Notes will accrue interest during each Interest Accrual
                              Period at a rate equal to the least of: (a) one-month LIBOR, plus [0.18]%, (b) the Net WAC of the Mortgage Loans in the related Loan Group, and (c) 16.00%. With respect to the initial
                              Interest Accrual Period only, the rate calculated in clause (a) above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR as benchmarks).

Net WAC:                      The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan Group during the related billing cycle for the Collection Period relating to the Payment Date, net of the
                              Expense Fee Rate.

Expense Fee Rate:             For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of (i)
                              the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is the Note principal balance of the applicable class of Notes and the denominator of which is the related Loan Group Balance, and (iii) commencing with the Payment Date in May
                              2006, the


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.






[GRAPHIC OMITTED] Countrywide(R)
---------------------------------
SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
----------------------------------------------------------------------------------------------------------------------------------
                              Note Insurer Carve-out Rate. The "Note Insurer Carve-out Rate" for any given Payment Date on and after the May 2006 Payment Date shall be equal to 0.50%.

Basis Risk Carryforward:      On any Payment Date the "Basis Risk Carryforward" for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such Notes during the related Interest Accrual Period without giving effect to the related Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y)
                              any Basis Risk Carryforward remaining unpaid from prior Payment Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis
                              Risk Carryforward will be paid to the related class of Notes to the extent funds are available from the Mortgage Loans in the related Loan Group as set forth in "Group 1 Distributions of
                              Interest" or "Group 2 Distributions of Interest" (as applicable), below.

Group 1
Distributions of Interest:    Investor interest collections related to the Group 1 Mortgage Loans are to be applied in the following order of priority:

                              1.  Note insurance policy premium of the Note Insurer with respect to the Group 1 Mortgage
                                  Loans;
                              2.  Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of
                                  Basis Risk Carryforward);
                              3.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date;
                              4.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                              5.  To the Class 2-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward), that remains unpaid after taking into account the payments of Investor Interest Collections from the Group 2 Mortgage Loans;
                              6.  Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                              7.  Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;
                              8.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date, to the extent not covered by Investor Interest
                                  Collections related to the Group 2 Mortgage Loans;
                              9.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates, to the extent not covered by Investor Interest
                                  Collections related to the Group 2 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);
                             10.  Payment of any other amounts owed to the Note Insurer with respect to the Group 1 Mortgage
                                  Loans;
                             11.  Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 1-A Notes;
                             12.  Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 2 Mortgage Loans;
                             13.  Basis Risk Carryforward related to the Class 1-A Notes; and
                             14.  Any excess cash flow to the holder of the Transferor Interest.

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[GRAPHIC OMITTED] Countrywide(R)
---------------------------------
SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
----------------------------------------------------------------------------------------------------------------------------------
                              In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and Subordinated
                              Transferor Collections for the unrelated Loan Group.

Group 2
Distributions of Interest:    Investor interest collections related to the Group 2 Mortgage Loans are to be applied in the following order of priority:

                              1.  Note insurance policy premium of the Note Insurer with respect to the Group 2 Mortgage Loans;
                              2.  Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of
                                  Basis Risk Carryforward);
                              3.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date;
                              4.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                              5.  To the Class 1-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward), that remains unpaid after taking into account the payments of Investor Interest Collections from the Group 1 Mortgage Loans;
                              6.  Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                              7.  Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;
                              8.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                  (as described below) for such Payment Date, to the extent not covered by Investor Interest
                                  Collections related to the Group 1 Mortgage Loans;
                              9.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes
                                  (as described below) for previous Payment Dates, to the extent not covered by
                                  Investor Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);
                             10.  Payment of any other amounts owed to the Note Insurer with respect to the Group 2 Mortgage
                                  Loans;
                             11.  Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 2-A Notes;
                             12.  Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 1 Mortgage Loans;
                             13.  Basis Risk Carryforward related to the Class 2-A Notes; and
                             14.  Any excess cash flow to the holder of the Transferor Interest.

                              In the circumstances described in the prospectus supplement, Investor Loss Amounts for a Class of Notes may be funded or absorbed by the Allocated Transferor Interest and Subordinated Transferor
                              Collections for the unrelated Loan Group.


Distributions of Principal:   Collections of principal related to the Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:

                              1.  During the Managed Amortization Period (as described below), the amount of principal payable to the holder of a class of Notes for each Payment Date will equal, to the extent



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.





[GRAPHIC OMITTED] Countrywide(R)
---------------------------------
SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
----------------------------------------------------------------------------------------------------------------------------------
                              funds are available from the related Loan Group, the lesser of (a) the product of (i) the
                              Investor Fixed Allocation Percentage (as defined below) for those Notes, and (ii) principal collections from the related Loan Group relating to such Payment Date (such product, the
                              "Maximum Principal Payment"), and (b) principal collections from the related Loan Group for the related Payment Date less the sum of additional balances created from new draws on the Mortgage
                              Loans in that Loan Group during the related Collection Period (but not less than zero).

                              The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in April 2010.

                              The "Investor Fixed Allocation Percentage" for any Payment Date and each Class of Notes will be calculated as follows: (i) on any date on which the related Allocated Transferor Interest is less than the related Required Transferor Subordinated Amount, 100%, and (ii) on any date on which the related Allocated Transferor Interest equals or exceeds the related Required
                              Transferor Subordinated Amount, 98.60%.

                              2.   After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes will be equal to the related Maximum Principal Payment.

Optional Termination:         The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:           The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                              1.   Excess Interest Collections. For any Loan Group, its Excess Interest Collections are the
                                   related investor interest collections minus the sum of (a) the interest paid to the related class of Notes, (b) the servicing fee retained by the Master Servicer for the Mortgage Loans in that Loan Group, and (c) the premium paid to the Note Insurer allocable to that Loan Group.
                                   Investor Interest Collections from a Loan Group will be available to cover losses on the
                                   Mortgage Loans in the related Loan Group first and then, if necessary, in the unrelated Loan
                                   Group.

                              2.   Limited Subordination of Transferor Interest (Overcollateralization). A portion of the
                                   Allocated Transferor Interest related to each Loan Group will be available to provide limited protection against Investor Loss Amounts in such Loan Group (as defined below) up to the Available Transferor Subordinated Amount for such Loan Group and then, if necessary for the unrelated Loan Group. The "Available Transferor Subordinated Amount" for each Loan Group is, for any Payment Date, the lesser of the related Allocated Transferor Interest and the related
                                   Required Transferor Subordinated Amount. The "Allocated Transferor Interest" for any Payment
                                   Date, will equal (a) the related Loan Group Balance of the related Loan Group at the last day of the related Collection Period and any amounts otherwise payable on the Transferor Interest but retained in the Payment Account, minus (b) the Note Principal Balance of the class of Notes related to that Loan Group (after giving effect to the payment of all amounts actually paid on that class of Notes on that Payment Date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor Subordinated
                                   Amount" for each Loan

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[GRAPHIC OMITTED] Countrywide(R)
---------------------------------
SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
----------------------------------------------------------------------------------------------------------------------------------
                              Group will be (i) prior to the date on which the step-down occurs, 1.40% of the Cut-off
                              Date Balance of the related Mortgage Loans and (ii) on or after the date on which the step-down occurs and so long as a trigger event is not in effect, 2.80% of the then current unpaid principal balance of the related Loan Group (subject to a floor equal to 0.50% of the Cut-off
                              Date Balance of the related Loan Group). The Allocated Transferor Interest for each Loan Group will be less than zero on the Closing Date.

                              The initial aggregate principal balance of each class of Notes will exceed the aggregate Cutoff
                              Date principal balance of the Mortgage Loans in the related Loan Group transferred to the issuer on the closing date. This excess represents an undercollateralization of approximately
                              1.50% of the original principal balance of each class of Notes.

                          3.  Surety Wrap. The Note Insurer will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes.
                              The policy does not cover payment of Basis Risk Carryforward.

Investor Loss Amounts:        With respect to any Payment Date and each Class of Notes, the amount equal to the product of
                              (a) the applicable Investor Floating Allocation Percentage (as defined below) for such Payment
                              Date and such Class of Notes, and (b) the aggregate of the Liquidation Loss Amounts for such
                              Payment Date from Mortgage Loans in the relevant Loan Group. The "Investor Floating Allocation
                              Percentage," for any Payment Date and each Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note Principal Balance and the denominator of which is the Loan Group Balance of the related Mortgage Loans at the beginning of the related
                              Collection Period. The "Loan Group Balance" for each Loan Group and any Payment Date is the aggregate of the principal balances of the related Mortgage Loans as of the last day of the related Collection Period (as may be adjusted by Loss Utilization Amounts as described in the indenture). "Liquidation Loss Amounts" for any liquidated Mortgage Loan and any Payment Date is the unrecovered principal balance of such Mortgage Loan at the end of the Collection Period in which such Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:            Subject to the considerations in the prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:              The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

                               [Collateral Tables and Discount Margin Tables to follow]








Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.




[GRAPHIC OMITTED] Countrywide(R)
---------------------------------
SECURITIES CORPORATION                                                                             Computational Materials for
  A Countrywide Capital Markets Company                                  CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
----------------------------------------------------------------------------------------------------------------------------------


                                                  Discount Margin Tables (%)


Class 2-A (To Call) (1)
==================================================================================================================================
         CPR                 22%            25%            35%            40%            45%            50%            52%
----------------------------------------------------------------------------------------------------------------------------------
     DM @ 100-00             18             18             18             18             18             18              18
----------------------------------------------------------------------------------------------------------------------------------
       WAL (yr)             5.00           4.26           2.69           2.22           1.86           1.57            1.47
----------------------------------------------------------------------------------------------------------------------------------
      MDUR (yr)             4.51           3.89           2.53           2.11           1.78           1.52            1.43
----------------------------------------------------------------------------------------------------------------------------------
  Principal Window
    Beginning              May05          May05          May05          May05          May05          May05          May05
----------------------------------------------------------------------------------------------------------------------------------
Principal Window End       Mar16          Dec14          Oct11          Oct10          Dec09          Mar09          Dec08
----------------------------------------------------------------------------------------------------------------------------------
(1) Based on a 10% draw rate.

Class 2-A (To Maturity) (1)
----------------------------------------------------------------------------------------------------------------------------------
         CPR                 22%            25%            35%            40%            45%            50%            52%
----------------------------------------------------------------------------------------------------------------------------------
     DM @ 100-00             18             18             18             18             18             18              18
----------------------------------------------------------------------------------------------------------------------------------
       WAL (yr)             5.26           4.50           2.88           2.38           2.00           1.70            1.60
----------------------------------------------------------------------------------------------------------------------------------
      MDUR (yr)             4.68           4.06           2.69           2.25           1.91           1.63            1.54
----------------------------------------------------------------------------------------------------------------------------------
Principal Window
   Beginning               May05          May05          May05          May05          May05          May05          May05
----------------------------------------------------------------------------------------------------------------------------------
Principal Window End       Oct24          Jan23          May18          Aug16          Feb15          Oct13          Apr13
----------------------------------------------------------------------------------------------------------------------------------
(1) Based on a 10% draw rate.













Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



                                                                                                   Computational Materials for
[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                        CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                Group 2
----------------------------------------------------------------------------------------------------------------------------------

                                                         $565,015,188

                                       Summary of Loans in Statistic Calculation Pool
                                                  (As of Calculation Date)

                                                                                                       Range
                                                                                                       -----

Aggregate Principal Balance                                  $565,015,188

Aggregate Credit Limit                                       $668,493,454

WA Coupon (Gross)                                                  6.766%                     3.750% to 13.500%

WA Margin (Gross)                                                  2.057%                    -0.999% to 8.250%

WA Maximum Rate                                                   17.878%                    11.949% to 24.000%

Average Principal Balance                                        $105,709                     $1,000 to $2,000,000

Average Credit Limit                                             $125,069                     $7,500 to $2,000,000

WA Remaining Term To Scheduled Maturity (months)                      299                        168 to 300

WA Combined Loan-to-Value Ratio                                    86.55%                      8.76% to 102.40%

Average Credit Utilization Rate                                    87.69%                      0.20% to 100.00%

Origination Period                                                                         6/26/1998 to 2/25/2005

Secured by (% of pool)        1st Liens                             0.00%

                              2nd Liens                           100.00%

WA Months to First Roll                                              1.08

WA FICO                                                               712

WA Second Mortgage Ratio                                           27.18%                      2.73% to 100.00%





----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States           Top 5 Prop          Doc Types              Top 5 Appr         Occ Codes        Delinq Status
  ------------           ----------          ---------              ----------         ---------        -------------
CA         64.14%       SFR   66.68%    REDUCE       65.64%     1004U      77.09%      OO    91.73%    Current    100.00%
FL          6.41%       PUD   21.91%    FULL         13.26%     1073C       7.31%      INV   5.50%
NV          3.75%       CND    6.40%    ALT           9.50%     PrpValUp    3.40%      2H    2.77%
NY          2.80%       2-4U   3.32%    STREAM        7.20%     2055I       3.26%
NJ          2.55%       CNDP   1.47%    SUPER         4.40%     AS400Va     3.19%

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.




                                                          Page A-1

                                                                                                   Computational Materials for
[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                        CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                Group 2
----------------------------------------------------------------------------------------------------------------------------------

                                                         $565,015,188


                                                        Loan Programs

                            CURRENT    # OF    % OF     AVERAGE     GROSS    REMG.        COMBINED
DESCRIPTION                 BALANCE    LOAN    TOTAL    BALANCE     WAC      TERM   FICO  LTV
----------------------------------------------------------------------------------------------------------------------------------
HELOC 5YDR/10YRP            $757,991    6      0.13     $126,332    6.631   178.34  728   96.2
HELOC 10YDR/15YRP       $563,969,496  5,336   99.81     $105,691    6.766   299.27  712   86.5
HELOC 15YDR/0YRP            $287,700    3      0.05      $95,900    6.288   178.42  702   96.2
----------------------------------------------------------------------------------------------------------------------------------
                       $565,015,188   5,345  100.00     $105,709    6.766   299.05  712   86.6
----------------------------------------------------------------------------------------------------------------------------------



                                                      Principal Balances

                                CURRENT         # OF    % OF      AVERAGE     GROSS     REMG.           COMBINED
DESCRIPTION                     BALANCE         LOAN    TOTAL     BALANCE      WAC      TERM    FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00           $1,130,091         200     0.20       $5,650     5.777   297.52     720    77.5
$10,000.01 - $20,000.00      $2,493,497         156     0.44      $15,984     6.079   298.09     710    79.9
$20,000.01 - $30,000.00      $5,727,967         218     1.01      $26,275     5.988   297.69     708    79.0
$30,000.01 - $40,000.00      $7,994,500         220     1.41      $36,339     5.938   298.40     707    80.9
$40,000.01 - $50,000.00     $27,734,564         606     4.91      $45,767     6.797   298.98     709    87.4
$50,000.01 - $60,000.00     $25,367,912         454     4.49      $55,876     6.818   299.06     712    88.7
$60,000.01 - $70,000.00     $24,355,101         373     4.31      $65,295     6.721   299.35     709    87.6
$70,000.01 - $80,000.00     $37,854,594         502     6.70      $75,408     7.024   299.06     714    91.6
$80,000.01 - $90,000.00     $32,802,855         385     5.81      $85,202     6.917   299.01     713    92.2
$90,000.01 - $100,000.00    $43,307,515         447     7.66      $96,885     6.721   299.07     712    89.0
$100,000.01 - $125,000.00   $63,754,642         567    11.28     $112,442     7.191   298.86     718    92.4
$125,000.01 - $150,000.00   $64,358,587         457    11.39     $140,828     7.007   298.87     710    88.3
$150,000.01 - $175,000.00   $23,958,491         147     4.24     $162,983     6.770   298.97     712    86.4
$175,000.01 - $200,000.00   $32,147,012         168     5.69     $191,351     6.571   298.07     709    81.4
$200,000.01 - $225,000.00   $10,168,010          47     1.80     $216,341     6.576   299.62     719    84.5
$225,000.01 - $250,000.00   $17,183,863          71     3.04     $242,026     6.630   299.37     716    81.9
$250,000.01 - $275,000.00    $9,428,299          36     1.67     $261,897     6.716   298.71     712    83.8
$275,000.01 - $300,000.00   $15,561,049          53     2.75     $293,605     6.395   299.25     710    80.6
$300,000.01 - $325,000.00   $10,989,576          35     1.95     $313,988     6.595   299.63     709    84.7
$325,000.01 - $350,000.00   $10,191,026          30     1.80     $339,701     6.733   299.76     709    86.4
$350,000.01 - $375,000.00    $6,908,315          19     1.22     $363,596     6.399   299.32     726    82.4
$375,000.01 - $400,000.00    $9,739,468          25     1.72     $389,579     6.744   299.60     707    86.0
$400,000.01 - $425,000.00    $6,214,853          15     1.10     $414,324     6.245   299.40     709    79.6
$425,000.01 - $450,000.00    $7,060,450          16     1.25     $441,278     6.955   299.38     704    83.4
$450,000.01 - $475,000.00    $4,187,499           9     0.74     $465,278     6.827   299.44     718    79.0
$475,000.01 - $500,000.00   $12,881,249          26     2.28     $495,433     6.514   299.19     719    76.2
$500,000.01 - $525,000.00    $5,105,321          10     0.90     $510,532     6.369   299.71     687    85.2
$525,000.01 - $550,000.00    $2,183,745           4     0.39     $545,936     6.872   299.50     713    86.9
$550,000.01 - $575,000.00    $2,219,726           4     0.39     $554,932     7.337   299.49     693    90.2
$575,000.01 - $600,000.00    $2,365,500           4     0.42     $591,375     6.898   299.75     698    82.7
$600,000.01 - $625,000.00    $1,215,550           2     0.22     $607,775     4.616   300.00     735    95.0
$625,000.01 - $650,000.00    $1,934,000           3     0.34     $644,667     6.659   299.67     680    84.2
$650,000.01 - $675,000.00      $665,000           1     0.12     $665,000     5.250   300.00     768    91.7
$675,000.01 - $700,000.00    $4,180,731           6     0.74     $696,789     5.581   299.16     700    82.0
$700,000.01 - $725,000.00    $2,141,925           3     0.38     $713,975     6.068   299.66     706    81.1
$750,000.01 - $775,000.00      $760,000           1     0.13     $760,000     7.625   300.00     648    80.0
$775,000.01 - $800,000.00    $2,361,000           3     0.42     $787,000     7.875   299.33     695    87.0
$800,000.01 - $825,000.00      $812,500           1     0.14     $812,500     5.250   300.00     730    70.0
$825,000.01 - $850,000.00      $840,000           1     0.15     $840,000     5.500   300.00     683    71.3
----------------------------------------------------------------------------------------------------------------------------------
                           $565,015,188       5,345   100.00     $105,709     6.766   299.05     712    86.6
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.




                                                          Page A-2

                                                                                                   Computational Materials for
[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                        CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                Group 2
----------------------------------------------------------------------------------------------------------------------------------

                                                         $565,015,188



                                                      Principal Balances
                                        CURRENT          # OF      % OF    AVERAGE     GROSS     REMG.         COMBINED
DESCRIPTION                             BALANCE          LOAN     TOTAL    BALANCE      WAC      TERM   FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
$925,000.01 - $950,000.00               $938,000            1     0.17     $938,000    5.500   300.00   718     70.0

$950,000.01 - $975,000.00               $950,500            1     0.17     $950,500    5.500   300.00   825     90.0

$975,000.01 -$1,000,000.00            $6,986,633            7     1.24     $998,090    7.108   299.72   705     73.8

> $1,000,000.00                      $15,854,071           11     2.81   $1,441,279    6.345   299.45   723     79.0
----------------------------------------------------------------------------------------------------------------------------------
                                    $565,015,188        5,345   100.00     $105,709    6.766   299.05   712     86.6
----------------------------------------------------------------------------------------------------------------------------------



                                                        Mortgage Rates
----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF      AVERAGE     GROSS    REMG.        COMBINED
DESCRIPTION                   BALANCE   LOAN    TOTAL     BALANCE     WAC      TERM   FICO  LTV
----------------------------------------------------------------------------------------------------------------------------------
3.501 - 4.000             $72,610,614    805    12.85      $90,200    3.982  299.48   706   82.8
4.001 - 4.500             $10,313,432    118     1.83      $87,402    4.267  298.26   710   89.3
4.501 - 5.000              $7,079,570     67     1.25     $105,665    4.918  299.14   719   87.6
5.001 - 5.500             $86,886,527    786    15.38     $110,543    5.333  299.18   723   84.1
5.501 - 6.000             $32,794,818    294     5.80     $111,547    5.807  298.40   725   74.8
6.001 - 6.500             $55,630,819    421     9.85     $132,140    6.280  298.95   713   79.1
6.501 - 7.000             $42,039,823    299     7.44     $140,601    6.841  299.07   707   82.3
7.001 - 7.500             $40,594,962    397     7.18     $102,254    7.310  298.08   714   88.5
7.501 - 8.000             $84,835,159    909    15.01      $93,328    7.804  299.24   712   90.6
8.001 - 8.500             $30,225,972    282     5.35     $107,184    8.278  299.28   703   90.1
8.501 - 9.000             $42,611,944    424     7.54     $100,500    8.802  299.04   704   94.1
9.001 - 9.500             $29,375,840    262     5.20     $112,122    9.385  298.86   711   95.9
9.501 - 10.000            $18,420,982    177     3.26     $104,073    9.763  299.43   710   96.8
10.001 - 10.500            $6,589,462     59     1.17     $111,686   10.396  299.42   689   96.9
10.501 - 11.000            $3,022,616     26     0.53     $116,254   10.775  299.50   680   95.5
11.001 - 11.500            $1,141,552     13     0.20      $87,812   11.323  299.60   674   94.6
11.501 - 12.000              $385,200      2     0.07     $192,600   11.625  300.00   688   94.7
12.001 - 12.500              $174,900      2     0.03      $87,450   12.500  299.00   700   97.4
> 13.000                     $280,994      2     0.05     $140,497   13.388  299.00   686   97.6
----------------------------------------------------------------------------------------------------------------------------------
                         $565,015,188  5,345   100.00     $105,709    6.766  299.05   712   86.6
----------------------------------------------------------------------------------------------------------------------------------



                                                 Months Remaining to Maturity
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT   # OF    % OF     AVERAGE     GROSS     REMG.        COMBINED
DESCRIPTION                  BALANCE   LOAN    TOTAL    BALANCE     WAC       TERM   FICO  LTV
----------------------------------------------------------------------------------------------------------------------------------
157 - 168                    $29,502      1    0.01      $29,502    7.250   168.00   742   95.0
169 - 180                 $1,016,190      8    0.18     $127,024    6.516   178.66   720   96.2
217 - 228                     $4,513      1    0.00       $4,513    5.250   220.00   744   55.7
241 - 252                   $125,754      2    0.02      $62,877    5.250   250.39   719   84.6
253 - 264                   $329,762      4    0.06      $82,441    7.423   262.06   699   89.5
265 - 276                   $894,039     10    0.16      $89,404    6.551   271.75   758   77.7
277 - 288                 $3,537,955     57    0.63      $62,069    6.396   283.78   719   87.8
289 - 300               $559,077,473  5,262   98.95     $106,248    6.769   299.45   712   86.5
----------------------------------------------------------------------------------------------------------------------------------
                        $565,015,188  5,345  100.00     $105,709    6.766   299.05   712   86.6
----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                          Page A-3

                                                                                                   Computational Materials for
[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                        CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                Group 2
----------------------------------------------------------------------------------------------------------------------------------

                                                         $565,015,188

                                                Combined Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------

                             CURRENT     # OF      % OF      AVERAGE     GROSS    REMG.        COMBINED
DESCRIPTION                  BALANCE     LOAN      TOTAL     BALANCE      WAC     TERM   FICO  LTV
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                $114,500        2      0.02      $57,250    6.859   299.59  687    8.9
20.01 - 30.00               $495,167        4      0.09     $123,792    4.334   298.79  779   23.8
30.01 - 40.00               $942,625        7      0.17     $134,661    6.138   298.93  737   36.8
40.01 - 50.00             $5,860,317       51      1.04     $114,908    5.713   298.39  722   46.3
50.01 - 60.00             $9,940,968       88      1.76     $112,966    5.537   299.69  706   55.3
60.01 - 70.00            $47,631,059      407      8.43     $117,030    5.678   299.11  704   67.1
70.01 - 80.00           $100,866,992      775     17.85     $130,151    5.960   299.35  710   77.3
80.01 - 90.00           $177,066,306    1,742     31.34     $101,645    6.616   299.27  710   87.8
90.01 - 100.00          $221,371,420    2,263     39.18      $97,822    7.569   298.71  716   96.8
> 100.00                    $725,833        6      0.13     $120,972    9.398   299.32  724   102.2
----------------------------------------------------------------------------------------------------------------------------------
                        $565,015,188    5,345    100.00     $105,709    6.766   299.05   712   86.6
----------------------------------------------------------------------------------------------------------------------------------


                                                 Geographic Distribution
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT       # OF      % OF      AVERAGE     GROSS   REMG.        COMBINED
DESCRIPTION                  BALANCE       LOAN     TOTAL      BALANCE      WAC    TERM   FICO  LTV
-----------------------------------------------------------------------------------------------------------------------------------
AL                        $1,133,678         13      0.20      $87,206    6.102   299.25  705   91.9
AZ                        $5,980,882         80      1.06      $74,761    6.604   299.25  714   88.9
CA                      $362,395,854      3,233     64.14     $112,093    6.888   298.98  711   86.7
CO                       $12,309,283        117      2.18     $105,208    6.466   299.24  718   88.6
CT                        $6,586,614         53      1.17     $124,276    7.129   299.61  711   85.0
DC                          $967,565          9      0.17     $107,507    6.664   299.53  699   86.3
DE                          $242,627          4      0.04      $60,657    6.586   294.33  702   91.7
FL                       $36,218,204        314      6.41     $115,345    6.948   299.02  718   84.9
GA                        $3,683,143         46      0.65      $80,068    6.246   297.47  709   92.0
HI                        $4,297,912         36      0.76     $119,386    6.086   299.44  726   82.8
IA                          $437,245          4      0.08     $109,311    5.467   299.40  724   82.4
ID                          $699,554         11      0.12      $63,596    6.172   292.02  722   78.6
IL                       $10,707,806        119      1.90      $89,982    6.483   299.24  707   86.2
IN                        $1,588,640         14      0.28     $113,474    6.893   299.25  694   88.7
KS                          $418,244          6      0.07      $69,707    6.947   296.83  697   91.2
KY                        $1,036,605         11      0.18      $94,237    6.040   299.24  731   88.7
LA                          $161,600          3      0.03      $53,867    6.858   300.00  706   90.3
MA                       $11,793,103        118      2.09      $99,942    6.461   299.49  722   84.7
MD                        $6,317,579         84      1.12      $75,209    5.510   299.51  714   85.3
ME                          $824,481          8      0.15     $103,060    5.926   299.52  699   81.3
MI                        $1,908,618         28      0.34      $68,165    6.395   299.05  688   85.6
MN                        $1,730,912         21      0.31      $82,424    5.811   299.40  712   84.9
MO                        $1,458,688         15      0.26      $97,246    5.546   299.35  724   84.7
MT                          $227,500          4      0.04      $56,875    5.551   299.22  695   83.4
NC                        $1,340,066         22      0.24      $60,912    5.791   299.02  713   86.0
NH                        $1,764,214         16      0.31     $110,263    5.474   299.30  707   89.2
NJ                       $14,390,868        157      2.55      $91,662    6.465   299.39  704   86.5
NM                          $639,332          9      0.11      $71,037    6.943   298.82  730   85.2
NV                       $21,186,084        244      3.75      $86,828    6.695   299.11  713   88.0
NY                       $15,811,368        163      2.80      $97,002    6.344   299.43  714   82.0
OH                        $1,786,008         19      0.32      $94,000    6.456   298.83  703   90.2
OK                          $414,350          3      0.07     $138,117    7.383   299.15  710   84.8
----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                          Page A-4

                                                                                                   Computational Materials for
[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                        CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                Group 2
----------------------------------------------------------------------------------------------------------------------------------

                                                         $565,015,188



                                                 Geographic Distribution
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF    % OF     AVERAGE     GROSS     REMG.        COMBINED
DESCRIPTION                  BALANCE         LOAN    TOTAL    BALANCE     WAC       TERM   FICO  LTV
----------------------------------------------------------------------------------------------------------------------------------
OR                         $2,535,630          36     0.45      $70,434    5.771   299.63  724   89.2
PA                         $2,331,708          27     0.41      $86,360    5.480   299.49  705   82.0
RI                         $1,241,164           7     0.22     $177,309    8.013   299.40  712   85.5
SC                         $2,236,438          17     0.40     $131,555    6.414   298.94  736   82.5
TN                         $1,329,043          18     0.24      $73,836    6.480   299.22  735   85.8
TX                           $606,700           7     0.11      $86,671    4.815   299.76  711   76.2
UT                         $2,914,622          26     0.52     $112,101    6.477   299.27  730   89.0
VA                         $9,892,081         114     1.75      $86,773    6.613   298.96  720   88.4
VT                           $196,759           1     0.03     $196,759    8.250   299.00  683   84.9
WA                         $9,829,822          93     1.74     $105,697    7.103   299.30  708   90.9
WI                         $1,367,915          14     0.24      $97,708    6.508   298.88  710   85.7
WV                            $74,681           1     0.01      $74,681    5.875   300.00  774   80.0
----------------------------------------------------------------------------------------------------------------------------------
                         $565,015,188       5,345   100.00     $105,709    6.766   299.05  712   86.6
----------------------------------------------------------------------------------------------------------------------------------




                                                 FICO Ranges
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT         # OF    % OF       AVERAGE    GROSS     REMG.        COMBINED
DESCRIPTION                  BALANCE         LOAN    TOTAL      BALANCE     WAC      TERM  FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
821 - 840                 $1,466,599           10     0.26     $146,660    5.428   299.80  826   87.1
801 - 820                 $7,611,000           83     1.35      $91,699    6.169   298.28  807   82.6
781 - 800                $26,722,497          270     4.73      $98,972    6.337   298.45  788   85.6
761 - 780                $48,828,212          450     8.64     $108,507    6.392   298.71  770   86.1
741 - 760                $62,684,368          606    11.09     $103,440    6.752   299.13  750   87.3
721 - 740                $80,441,676          763    14.24     $105,428    6.822   299.07  730   88.8
701 - 720               $111,386,097        1,010    19.71     $110,283    6.783   299.40  709   87.8
681 - 700                $90,005,634          812    15.93     $110,844    6.936   299.00  691   86.1
661 - 680                $71,879,086          735    12.72      $97,795    6.943   298.85  671   86.6
641 - 660                $42,447,454          380     7.51     $111,704    6.853   299.23  651   82.2
621 - 640                $19,266,976          204     3.41      $94,446    6.691   299.06  631   83.7
601 - 620                 $1,777,627           20     0.31      $88,881    6.716   299.68  616   81.4
581 - 600                    $27,963            1     0.00      $27,963    6.250   298.00  589   71.9
561 - 580                   $470,000            1     0.08     $470,000    7.750   299.00  579   69.5
----------------------------------------------------------------------------------------------------------------------------------
                        $565,015,188        5,345   100.00     $105,709    6.766   299.05  712   86.6
----------------------------------------------------------------------------------------------------------------------------------



                                                     Property Type Group
----------------------------------------------------------------------------------------------------------------------------------
                         CURRENT         # OF    % OF     AVERAGE     GROSS     REMG.        COMBINED
DESCRIPTION              BALANCE         LOAN    TOTAL    BALANCE     WAC       TERM   FICO  LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                 $376,729,124        3,460   66.68     $108,881    6.713   299.00    711   86.0
PUD                 $123,796,515        1,209   21.91     $102,396    6.664   299.19    713   87.3
CND                  $36,172,832          413    6.40      $87,586    7.155   299.33    717   90.4
2-4U                 $18,774,193          139    3.32     $135,066    7.391   298.26    720   85.5
CNDP                  $8,306,341           83    1.47     $100,076    7.920   299.55    717   87.3
MNF                   $1,236,183           41    0.22      $30,151    4.404   299.45    715   71.9
----------------------------------------------------------------------------------------------------------------------------------
                    $565,015,188        5,345  100.00     $105,709    6.766   299.05    712   86.6
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                          Page A-5

                                                                                                   Computational Materials for
[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                        CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                Group 2
----------------------------------------------------------------------------------------------------------------------------------

                                                         $565,015,188


                                                 Gross Margins
----------------------------------------------------------------------------------------------------------------------------------
                              CURRENT   # OF    % OF     AVERAGE     GROSS   REMG.        COMBINED
DESCRIPTION                   BALANCE   LOAN    TOTAL    BALANCE      WAC    TERM   FICO  LTV
----------------------------------------------------------------------------------------------------------------------------------
<= 0.000                  $53,410,516   420    9.45     $127,168     4.890  299.02  733   78.3
0.001 - 0.250             $12,824,687   115    2.27     $111,519     5.048  299.14  703   70.0
0.251 - 0.500             $41,210,736   426    7.29      $96,739     5.065  298.90  725   77.7
0.501 - 0.750             $15,601,988   129    2.76     $120,946     5.649  299.11  717   75.1
0.751 - 1.000             $45,665,721   358    8.08     $127,558     6.010  299.28  713   80.1
1.001 - 1.250             $22,412,894   183    3.97     $122,475     5.852  298.52  695   79.0
1.251 - 1.500             $23,203,529   183    4.11     $126,795     6.326  298.71  714   85.1
1.501 - 1.750             $28,884,056   209    5.11     $138,201     6.670  299.55  706   81.2
1.751 - 2.000             $35,579,031   395    6.30      $90,073     6.161  298.24  722   90.0
2.001 - 2.250             $32,995,284   350    5.84      $94,272     6.281  299.28  717   88.5
2.251 - 2.500             $54,593,549   620    9.66      $88,054     7.254  299.19  724   91.8
2.501 - 2.750             $43,681,910   476    7.73      $91,769     7.757  299.46  698   90.2
2.751 - 3.000             $30,064,282   305    5.32      $98,571     6.692  299.30  695   91.2
3.001 - 3.250             $14,355,502    97    2.54     $147,995     7.468  298.57  701   92.3
3.251 - 3.500             $34,830,760   380    6.16      $91,660     8.120  299.34  699   95.0
3.501 - 3.750             $11,834,842   109    2.09     $108,577     8.471  297.00  708   93.9
3.751 - 4.000             $11,419,947   116    2.02      $98,448     8.648  299.42  694   94.9
4.001 - 4.250             $22,634,618   190    4.01     $119,130     9.198  298.77  715   96.1
4.251 - 4.500             $14,331,512   146    2.54      $98,161     9.582  299.37  708   96.8
4.501 - 4.750              $3,180,025    27    0.56     $117,779     9.602  299.55  712   96.8
4.751 - 5.000              $2,051,589    22    0.36      $93,254     9.560  299.41  677   93.3
5.001 - 5.250              $5,239,349    46    0.93     $113,899    10.396  299.40  683   96.8
5.251 - 5.500              $1,956,891    16    0.35     $122,306    10.112  299.46  680   97.8
5.501 - 5.750                $760,302     7    0.13     $108,615    11.007  299.47  678   94.8
5.751 - 6.000                $825,810     8    0.15     $103,226    10.170  299.67  674   95.0
6.001 - 6.250                $476,962     6    0.08      $79,494    11.468  299.39  674   94.3
6.251 - 6.500                $264,000     1    0.05     $264,000    11.625  300.00  685   94.6
7.001 - 7.250                $174,900     2    0.03      $87,450    12.500  299.00  700   97.4
7.751 - 8.000                $126,194     1    0.02     $126,194    13.250  299.00  668   94.7
8.001 - 8.250                $423,800     2    0.08     $211,900    10.168  299.63  685   95.0
----------------------------------------------------------------------------------------------------------------------------------
2.057                    $565,015,188 5,345  100.00     $105,709     6.766  299.05  712   86.6
----------------------------------------------------------------------------------------------------------------------------------



                                                      Utilization Range
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF    % OF     AVERAGE     GROSS     REMG.        COMBINED
DESCRIPTION                  BALANCE    LOAN    TOTAL    BALANCE     WAC       TERM   FICO  LTV
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00              $1,351,061    155     0.24       $8,717    5.588   297.68  741   65.2
10.01 - 20.00             $3,163,200    121     0.56      $26,142    5.590   297.96  731   74.5
20.01 - 30.00             $4,578,310    132     0.81      $34,684    5.832   297.25  728   78.6
30.01 - 40.00             $6,616,827    132     1.17      $50,127    5.705   298.18  724   78.8
40.01 - 50.00             $9,265,959    132     1.64      $70,197    5.940   297.77  721   76.3
50.01 - 60.00             $9,739,793    117     1.72      $83,246    5.690   298.30  713   76.3
60.01 - 70.00            $12,773,527    118     2.26     $108,250    5.662   299.26  715   76.9
70.01 - 80.00            $13,699,560    136     2.42     $100,732    6.006   298.43  706   81.6
80.01 - 90.00            $14,829,790    128     2.62     $115,858    5.781   297.44  704   78.9
90.01 - 100.00          $488,997,161  4,174    86.55     $117,153    6.917   299.19  712   87.9
----------------------------------------------------------------------------------------------------------------------------------
                        $565,015,188  5,345   100.00     $105,709    6.766   299.05  712   86.6
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                          Page A-6

                                                                                                   Computational Materials for
[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                        CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                Group 2
----------------------------------------------------------------------------------------------------------------------------------

                                                         $565,015,188


                                                      Lifetime Rate Cap
----------------------------------------------------------------------------------------------------------------------------------
                             CURRENT    # OF    % OF       AVERAGE     GROSS    REMG.        COMBINED
DESCRIPTION                  BALANCE    LOAN    TOTAL      BALANCE     WAC      TERM   FICO  LTV
----------------------------------------------------------------------------------------------------------------------------------
11.949                       $15,000       1     0.00      $15,000    6.000   300.00    652   79.2
16.000                   $16,485,420     177     2.92      $93,138    6.252   299.50    714   82.3
17.000                   $36,798,934     320     6.51     $114,997    6.912   299.03    718   84.8
18.000                  $511,601,835   4,846    90.55     $105,572    6.771   299.06    712   86.8
24.000                      $114,000       1     0.02     $114,000    9.000   176.00    732   99.9
----------------------------------------------------------------------------------------------------------------------------------
17.878                  $565,015,188   5,345   100.00     $105,709    6.766   299.05    712   86.6
----------------------------------------------------------------------------------------------------------------------------------



                                                       Draw Limit Range
----------------------------------------------------------------------------------------------------------------------------------
                                       CURRENT     # OF    % OF      AVERAGE     GROSS    REMG.        COMBINED
DESCRIPTION                            BALANCE     LOAN    TOTAL     BALANCE     WAC      TERM   FICO  LTV
----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00                      $65,807       8     0.01       $8,226    5.018   299.41  697   75.5
$10,000.01 - $20,000.00                $598,935      41     0.11      $14,608    5.753   299.46  712   79.0
$20,000.01 - $30,000.00              $2,051,092      92     0.36      $22,294    6.008   299.31  701   80.6
$30,000.01 - $40,000.00              $4,301,043     132     0.76      $32,584    6.234   298.53  706   84.3
$40,000.01 - $50,000.00             $25,979,053     646     4.60      $40,215    6.865   299.17  709   87.8
$50,000.01 - $60,000.00             $22,943,021     442     4.06      $51,907    6.965   299.29  710   89.6
$60,000.01 - $70,000.00             $22,173,782     368     3.92      $60,255    6.902   299.12  709   88.5
$70,000.01 - $80,000.00             $35,240,669     506     6.24      $69,646    7.170   299.12  713   92.6
$80,000.01 - $90,000.00             $31,296,075     397     5.54      $78,831    7.000   299.21  713   93.1
$90,000.01 - $100,000.00            $46,705,660     584     8.27      $79,975    6.632   298.58  709   88.3
$100,000.01 - $125,000.00           $59,993,417     570    10.62     $105,252    7.257   298.97  719   93.0
$125,000.01 - $150,000.00           $68,630,187     570    12.15     $120,404    6.914   298.78  708   88.3
$150,000.01 - $175,000.00           $22,278,069     156     3.94     $142,808    6.716   299.35  711   87.1
$175,000.01 - $200,000.00           $35,549,300     230     6.29     $154,562    6.588   297.96  711   80.7
$200,000.01 - $225,000.00           $12,038,772      68     2.13     $177,041    6.460   299.38  718   86.4
$225,000.01 - $250,000.00           $17,848,947      95     3.16     $187,884    6.420   299.30  713   81.4
$250,000.01 - $275,000.00            $9,239,871      43     1.64     $214,881    6.748   299.42  709   86.2
$275,000.01 - $300,000.00           $18,394,072      82     3.26     $224,318    6.286   299.09  710   78.9
$300,000.01 - $325,000.00           $10,016,244      36     1.77     $278,229    6.666   299.64  706   86.1
$325,000.01 - $350,000.00           $11,717,969      42     2.07     $278,999    6.569   299.68  711   83.8
$350,000.01 - $375,000.00            $6,990,596      25     1.24     $279,624    6.501   299.34  728   82.7
$375,000.01 - $400,000.00            $9,402,184      32     1.66     $293,818    6.641   299.42  712   86.7
$400,000.01 - $425,000.00            $4,912,011      14     0.87     $350,858    6.480   299.62  711   82.4
$425,000.01 - $450,000.00            $8,437,378      23     1.49     $366,843    6.867   299.27  706   81.6
$450,000.01 - $475,000.00            $4,518,500      11     0.80     $410,773    6.642   299.35  722   79.8
$475,000.01 - $500,000.00           $16,953,611      46     3.00     $368,557    6.430   299.46  723   75.2
$500,000.01 - $525,000.00            $3,587,950       7     0.64     $512,564    6.263   299.86  683   86.5
$525,000.01 - $550,000.00            $2,188,745       5     0.39     $437,749    6.866   299.50  713   86.8
$550,000.01 - $575,000.00            $1,667,750       3     0.30     $555,917    7.739   299.32  691   93.3
$575,000.01 - $600,000.00            $2,748,582       5     0.49     $549,716    7.104   299.64  697   82.9
$600,000.01 - $625,000.00            $1,986,066       4     0.35     $496,516    5.040   299.87  738   87.9
$625,000.01 - $650,000.00            $2,784,093       5     0.49     $556,819    6.229   296.95  706   87.8
$650,000.01 - $675,000.00            $1,732,945       4     0.31     $433,236    6.670   299.71  723   84.1
$675,000.01 - $700,000.00            $3,682,407       8     0.65     $460,301    5.807   299.34  706   84.9
$700,000.01 - $725,000.00            $2,141,925       3     0.38     $713,975    6.068   299.66  706   81.1
$725,000.01 - $750,000.00            $1,429,200       3     0.25     $476,400    4.277   299.51  669   67.3
$750,000.01 - $775,000.00              $785,000       2     0.14     $392,500    7.537   299.84  652   80.0
----------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                          Page A-7

                                                                                                   Computational Materials for
[GRAPHIC OMITTED] Countrywide(R)
---------------------------------                                        CWHEQ Revolving Home Equity Loan Trust, Series 2005-B
SECURITIES CORPORATION
  A Countrywide Capital Markets Company                                                                                Group 2
----------------------------------------------------------------------------------------------------------------------------------

                                                         $565,015,188

                                                       Draw Limit Range
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT       # OF    % OF     AVERAGE     GROSS     REMG.          COMBINED
DESCRIPTION                             BALANCE       LOAN    TOTAL    BALANCE     WAC       TERM     FICO    LTV
----------------------------------------------------------------------------------------------------------------------------------
$775,000.01 - $800,000.00             $2,361,000        3     0.42     $787,000    7.875      299.33  695   87.0
$800,000.01 - $825,000.00               $812,500        1     0.14     $812,500    5.250      300.00  730   70.0
$825,000.01 - $850,000.00               $853,422        2     0.15     $426,711    5.476      299.98  684   71.2
$850,000.01 - $875,000.00               $400,000        1     0.07     $400,000    6.500      299.00  651   50.0
$925,000.01 - $950,000.00               $938,000        1     0.17     $938,000    5.500      300.00  718   70.0
$950,000.01 - $975,000.00             $1,135,294        2     0.20     $567,647    5.459      299.84  809   87.3
$975,000.01 - $1,000,000.00           $9,134,974       14     1.62     $652,498    6.902      298.89  711   75.0
> $1,000,000.00                      $16,369,071       13     2.90   $1,259,159    6.290      299.45  724   78.3
----------------------------------------------------------------------------------------------------------------------------------
                                    $565,015,188    5,345   100.00     $105,709    6.766      299.05  712   86.6
----------------------------------------------------------------------------------------------------------------------------------


                                                       Lien Type
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT       # OF    % OF     AVERAGE     GROSS     REMG.          COMBINED
DESCRIPTION                             BALANCE       LOAN    TOTAL    BALANCE     WAC       TERM     FICO    LTV
----------------------------------------------------------------------------------------------------------------------------------
Second                              $565,015,188     5,345   100.00    $105,709   6.766      299.05   712    86.6
----------------------------------------------------------------------------------------------------------------------------------
                                    $565,015,188     5,345   100.00    $105,709   6.766      299.05   712    86.6
----------------------------------------------------------------------------------------------------------------------------------

                                                    Delinquency Status
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT       # OF    % OF     AVERAGE     GROSS     REMG.          COMBINED
DESCRIPTION                             BALANCE       LOAN    TOTAL    BALANCE     WAC       TERM     FICO    LTV
----------------------------------------------------------------------------------------------------------------------------------
Third                               $565,015,188     5,345   100.00    $105,709   6.766      299.05   712    86.6
----------------------------------------------------------------------------------------------------------------------------------
                                    $565,015,188     5,345   100.00    $105,709   6.766      299.05   712    86.6
----------------------------------------------------------------------------------------------------------------------------------



                                                       Origination Year
----------------------------------------------------------------------------------------------------------------------------------
                                        CURRENT       # OF    % OF     AVERAGE     GROSS     REMG.          COMBINED
DESCRIPTION                             BALANCE       LOAN    TOTAL    BALANCE     WAC       TERM     FICO    LTV
----------------------------------------------------------------------------------------------------------------------------------
1998                                     $4,513          1     0.00      $4,513    5.250     220.00   744    55.7
2000                                    $38,449          1     0.01     $38,449    5.250     249.00   668    73.2
2001                                   $249,252          3     0.04     $83,084    6.662     256.88   729    92.7
2002                                   $835,556          9     0.15     $92,840    6.595     269.26   740    75.5
2003                                 $3,020,650         48     0.53     $62,930    6.341     282.19   730    88.8
2004                                $52,781,143        599     9.34     $88,115    6.856     296.01   710    86.2
2005                               $508,085,624      4,684    89.92    $108,473    6.759     299.54   712    86.6
----------------------------------------------------------------------------------------------------------------------------------
                                   $565,015,188      5,345   100.00    $105,709    6.766     299.05   712    86.6
----------------------------------------------------------------------------------------------------------------------------------





Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.


                                                           Page A-8